ElephantTalk

COMMUNICATIONS, INC.

(Symbol: **ETAK**)

MARCH 2010

This presentation may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, about Elephant Talk. Forward-looking statements are based largely on expectations and projections about events and Future trends and are subject to numerous assumptions, risks and uncertainties, which  change over time. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect, “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward," “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Elephant Talk’s actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. This presentation includes annualized revenue models and proforma financial information that is based Upon assumptions and estimates that management believes are Reasonable based on currently available information; however, management's assumptions and the Company’s future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Elephant Talk’s filings with the SEC.
Elephant Talk’s filings with the SEC are accessible on the SEC’s website at
(http:///www.sec.gov). Forward looking statements speak only as of the date they are made, and
Elephant Talk assures no obligation to update, amend or clarify any forward-looking statements.

Safe Harbor Statement

Business Overview:
Who is ELEPHANT TALK?

Elephant Talk Services:

Provide a unique software platform for mobile telecommunications companies that reduces operating costs, increases the number of products and services offered and expands their addressable markets

Enable various businesses to enter the private label telecom business by providing them with a user friendly all-in-one plug and play interface that ET manages for them

Patented technology that saves money for banks by significantly reducing credit card fraud and allows all valid card transactions while denying fraudulent transactions

We provide operating software and managed services to the
global telecommunications industry.

Investment Highlights

Elephant Talk Communications has signed contracts to connect and manage wholesale clients with T-Mobile in the Netherlands and Vizzavi Espana, a
Vodafone Group Company, in Spain

2010: Guidance for these contracts is 700,000 plus subscribers by year end*

In negotiations with several major mobile telecoms to expand footprint into 3 additional countries in 2010*

ValidSoft Limited, a subsidiary of Elephant Talk provides sub-second identity verification, fraud prevention and false positive reduction for Credit and Debit
Card ATM and POS (Point of Sale) transactions.

ValidSoft has the best in class solution for the global $100 billion+ PA credit/debit card fraud problem 1

ValidSoft has successfully completed trials with two major banks and is currently working on converting them into licensed customers

Expect to be cash flow positive by year end 2010 based on deploying our system to existing contracts*

*    These statements are based on assumptions and estimates that management believes are reasonable based on currently available information;
however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations.

Management Overview

Elephant Talk Management Team

Steven van der Velden, Chairman, President and Chief Executive Officer

Co-founded the International Telemedia Association, known today as the Network for Online Commerce

Co-founded InTouch Telecom to offer a wide range of business and consumer telecom applications.
Under his leadership InTouch was successfully sold to Global Telesystems Group

Co-founded E-commerce Park, a data centre and internet hosting facility, located on top of the various fiber optic landing points in Curaçao.

Chairman of QAT Investments a Luxemburg venture fund investing in early-stage technology companies

Martin Zuurbier, Chief Technology Officer

15 years of experience in the telecom field, including as director and founder of Vocalis Telecom Group

Experience in building, maintaining, and operating a telecom network spanning eight countries in Europe

Developed new switching technology in collaboration with major technology vendors

Mark Nije, Chief Financial Officer

Former Project Manager for Tebodin Consulting Engineers, Reitsma & Wertheim Merger & Acquisition

Co-founded Logistic Management International an international cargo transportation & airport handling company

Partner of QAT Investments, active investment manager, board member in various ICT related ventures

GM/CFO of Benoit Telecom, specially managed the various asset acquisitions and audits

Management team and affiliates invested over $40 million in
Elephant Talk which completely paid for the development
cost of the software platform

Management Overview (cont’d)

ValidSoft Management Team

Patrick Carroll, Chief Executive Officer, Founding Director, ValidSoft

Over 25 years experience in Information Technology and Financial Markets.

Head of Electronic Trading Technology in Europe for Goldman Sachs, where he performed the role of
Co-Head of European Equities Technology & worked in advisory capacity with the Investment Banking
Division

Phil Hickman, Chairman, ValidSoft

Consultant in the fields of offshore banking, business process outsourcing, payment & cash management solutions, internet and telephony security.  Clients include Boston Consulting Group, Quadrant
Consultants, Royal Mail Group, Royal Bank of Scotland Group, HP, BT and Emirates NBD Group.

CEO of Intelligent Processing Solutions Ltd, a BPO joint venture between the major UK banks and Unisys

Spent 32 years in HSBC Bank. Head of Strategy & Planning for the Commercial Bank

Steve Gersten, Vice President of US Sales and Operations, ValidSoft

Over 20 years of Executive sales and operations in the computer software industry, specializing in security and systems management software.

15 years as a Senior Sales Executive for Computer Associates (CA), working in the security, systems, application and desktop divisions exceeding all sales quotas.

Headed several start-up security ventures, where he built the Infrastructure and Sales organizations.

ElephantTalk

Daily
$2.25
2.15
2.05
2.00
1.95
1.90
1.85
1.80
1.75
1.70
1.65
1.60
1.55
1.50
1.45
1.40
1.35
1.30
1.25
1.20
1.15
1.10
1.05
Sep
Oct
Nov
Dec
2010
Feb
Mar

Financial Overview

Fiscal
Year End:

Dec 31st

Market Cap:

$103.2M

Current Price
(3/22/10):

  $1.61

Shares
Outstanding*:

064.1M

2009 9 Month
Revenue**:

       $32.2M

Management &
Affiliates
Investment:

       $45.0M

*As of 3/19/10   **As of 9/30/09

Business Software Services
Industry Peer Group

Company

Symbol

Stock
Price

Market
Cap

P/S

P/EBITDA

P/E

Industry Average

$11.56

$801 M

2.67

22.83

35.34

Amdocs

DOX

$30.05

$6,162 M

$2.16

10.11

15.51

Ciber Inc

CBR

$3.86

$267 M

0.25

5.80

14.92

Pros Holding

PRO

$9.76

$252 M

3.65

29.04

46.52

Ness Tech

NSTC

$6.22

$239 M

0.49

54.09

N/A

Virtusa

VRTU

$9.80

$228 M

1.43

12.39

19.74

Elephant Talk

ETAK

$1.61

$103.2 M

2.1

N/A

N/A

Legacy Telco Business Model

20 to 40 Software Programs to handle
CRM, Billing, Fulfillment, Distribution &
Customer Care from Multiple Vendors

MOBILE VIRTUAL NETWORK OPERATORS

Private Label Phone Customers

MOBILE NETWORK OPERATORS

HLR

MNO’s

Multiple connections from multiple MVNO’s

20 to 40 Software Programs, Multiple Vendors

MVNO implementation lead times 6-12 months

High investments in network components and
additional services

High operational expenses

Difficult to integrate infrastructure components

Complicated to work with

MVNO’s

Substantial telecommunication expertise required

High upfront investments in hardware and
software systems

Long implementation lead time to market

Legacy MNO to MVNO

Data

Voice

Signaling

ElephantTalk - MVNE
 ET Boss: INTELLIGENT MOBILE
PLATFORM

ET M obile Virtual Network Enabler

ElephantTalk MVNE

CRM & Billing

Logistics

Customer Care

Integrates data, voice and messaging – hides complexity;
like other leading software middleware providers, ET reduces over
20 telecommunication software systems to just 1 platform

MOBILE VIRTUAL NETWORK OPERATORS

Private Label Phone Customers

MOBILE NETWORK OPERATORS

MNO’s

One-time implementation

Implementation lead time 1-3 months

Maximize wholesale opportunity without cannibalizing
existing subscribers

Maximize network traffic and revenues

High flexibility

Provide 75% or more reduction in cost for operations*

MVNO’s

Allows MVNO to focus on marketing & sales

Easy to use

Provide 50% or more reduction in cost for operations*

Installed in max 6 weeks versus at least 6 months
for competitors

Data

Voice

Signaling

New Generation Business Model

MVNO

Radio Network
GSM

Radio Network
GPRS

Radio Network
UMTS

Radio Network
HSDPA

Marketing

Sales

Postpaid Billing

Prepaid Billing

IVR

Number Porting

Lawful Intercept

mPayment

1-to-1
communication

1 Bill for all
Products

Logistics

Reporting

MNO

Elephant Talk Intelligent  Mobile Service Platform

Invoicing

Tariffs

CRM

Fraud
management

Self-Care

eTop-ups

Voucher Top-ups

Fixed Mobile
Convergence

ATM Top-ups

Roaming

Cell-ID

Call-Back

Mulit-IMSI

Mated Pair HLR

Multi-MSISDN

Infitel

mBanking

mCommerce

Distribution

Customer
Service

HLR

GGSN

IN Prepaid

WAP

SMS

MMS

Voice Mail

OTA

USSD

Provisioning

ElephantTalk Block

Partner block

Radio Network
WIMAX

Radio Network
WIFI

Other
Networks

ElephantTalk

T··Mobile···

vodafone

ElephantTalk

Elephant Talk’s Software Platform

Fully integrated software platform with an international roadmap

Intermediary between mobile network operator and virtual network operators

An international network to efficiently manage telecommunication services

Sales & Marketing MVNO 1

TeleCombination

(Social Networking)

Mobile Service Platform

CRM & Billing

Fulfillment (logistics/distribution)

Customer Care

Wholesale Radio Network License

Additional Services

Mobile Network
Operators

Provides MVNO’s
(Mobile Virtual N etwork Operators)
with:

Sales & Marketing MVNO 2

Thuis Connect

(TeleMedicine)

Sales & Marketing MVNO 3

Orbitel

(Columbia/Spain Call-back)

Sales & Marketing MVNO 4

U-WISS

(Combines Mobile and Land Lines)

S

U

B

S

C

R

I

B

E

R

S

Business Model Breakdown*

Model 1 - Managed Services provided to Mobile Network
Operators (MNOs)

Revenue on average $1 per Subscriber per month/100% margin

Target Spain 500K Subscribers by the end of 2010.

Target Netherlands 50K Subscribers by the end of 2010

Model 2 - Managed Services + Airtime provided to ET’s own
Mobile Virtual Network Operators (MVNOs)

Revenues $15-25 per Subscriber per month/20-30% margin

Target for Spain 25K Subscribers at the end of 2010.

Target for Netherlands 150K Subscribers by the end of 2010.

2010 Major Milestones
for Mobile Telecom*

Manage at least 700,000 subscribers at the end of 2010

Expand contracts with T-Mobile and Vodafone

Expand footprint into 3 additional countries in 2010

Achieve cash flow positive status by the end of 2010 following migration of
Subscriber SIM cards in Spain & the Netherlands

Expand the amount of MNO Partners to at least 5, in addition to Vodafone
Group Spain (Vizzavi Espana) and T-Mobile Netherlands

Manage at least 15 of our own MVNO Customers (Model 2) by the end of 2010

Starting the implementation of various customized mobile solution services:
Healthcare Monitoring and Medical Alerts, Medical Records on your cell phone,
Secure Mobile Banking and Micropayments**.

** Implementation of  individual CMS may vary

ET’s Enhanced
Value Proposition

Customized
Mobile Services
(such as
ValidSoft)

Foundation

Expanded
Services

Barrier to Entry

Increasing Margins

Land Line Services

Mobile & Wireless
Connectivity

Custom

Mobile Svcs

0%

40+%

Customized Mobile Services

** Implementation of individual CMS may vary

Elements of Solution

Your Own Identity/Profile supported by Voice Verification, if required

Your Actual i.e. telemedicine

Proximity of Location i.e. financial authentication

Any Place, Any Time, Any Device Online Secure Connectivity

Mobile Banking

Telemedicine

ET’s Company Owned Products**

Credit/Debit Card Transaction Verification

Healthcare monitoring and medical alerts

Medical records on your cell phone

Secure mobile banking & payments (as a
secure alternative to internet banking);

Micropayments (using Near Field
Communications)

Entertainment – creating a network of
entertainers, interactive arcade games
and social networking

Pass the gate
Download a coupon from a display or poster
Get your e-ticket
Use Contactless ATM's
EZ-Pass / Sunpass
Make a cashless payment

Elephant Talk’s Platform Enables
Near Field Communication

Near Field Communications can be used for:
Gate Admissions, EZPass/Sunpass, Couponing,
Cashless Tickets, Vending Machines, Grocery Stores, etc.

ElephantTalk

X.509
VISA
money
33557211
next
M&S
BRITISH AIRWAYS

The mobile will become the channel
of choice

Intelligent Solution

Cards

Security

Contactless

eTicketing

P2P Payments

Partnership

Deals

Trust & Security will be Key

TRUST

Identification

Non -Repudiation

Confidentiality

Access
Control

Authentication

Integrity

Register a user: verify

name, Member ID, etc

and assign a unique

User ID

Check privileges of

authenticated entity: Allow
or

deny access to specific

applications, data, or

functions.

Prevent access by

unauthorized entities:

Encryption.

Verify that data has not

changed:

Message digests or

“checksums”.

Prove authorship and

integrity of transactions in
audit

Validate that User ID belongs to
user

who presented it: Passwords,
tokens,

digital certificates.

ElephantTalk BOSS
End-to-end Mobile
Enablement Services
ValidSoft
Security
Software
Solutions
Real-time Credit Card Fraud Prevention
Telebanking / Telemedicine

ET + ValidSoft = New Customized
Mobile Financial Solutions

ElephantTalk’s established position as
an international telecom operator and
its ownership of ValidSoft positions it
to become a leader in the customized
mobile financial services of electronic
fraud prevention

Expands into the leading-edge
technology in banking, medicine, and
credit card transaction validation /
confirmation.

Card Not Present Fraud (CNP) ~ $52 Bn
Card Present Fraud (CP) ~ $50 Bn
Internet Banking Fraud (IB) ~ $15 Bn
Telephone Fraud (Tel) ~ $7 Bn

ValidSoft – Preventing
Electronic Fraud

2008 – Card Not Present (CNP) Fraud
cost the US Financial Services Industry
an estimated $52Bn¹

2008 – Card Present Fraud (CP) – Credit
and Debit Card cost the US Financial
Services Industry an estimated $50Bn¹

2008 – Internet Banking (IB) Fraud cost
the US Financial Services Industry an
estimated $15Bn¹

2008 – Telephone Fraud (Tel) cost the
US Financial Services Industry an
estimated $7Bn¹

Gartner predicts that cost of card fraud to
the industry will go up threefold over the
next 3 to 5 years

¹ Source Javelin Research – 2009

Electronic Fraud Cost

6%

42%

40%

12%

ValidSoft Benefits
Connecting Credit/Debit
Transactions with Cell Phones

Bank customer churn reduced through lower false-positive rate and significantly increased customer satisfaction

Lower false-positive rate and increased detection rate allows more fraudulent transactions to be declined

Lower false-positive rate means reduced loss of fees

Processing costs reduced dramatically in line with more accurate detection and the real-time resolution of VALid-POS ®

Real-time automated resolution ensures quicker confirmation of fraud, fraud prevention and optimization of fraud management personnel

Increased detection rates reduce restitution administrative costs

Protects the privacy of the individual

Based on legitimate telecommunications services

How Does ValidSoft Work?
Genuine or Fraudulent Transaction

VALid-POS® software determines if Customer Cell Phone & Customer Card are / are NOT in Proximity1

Proximity can be determined anonymously, without violating privacy, in a fraction of a second!

¹ Proximity: the state, quality, sense, or fact of being near or next; closeness

VALid-POS® Trials Completed
with Two Major Banks

In trials ValidSoft patent pending technology (VALid-POS®) reduced the False Positive rate from approximately 90% (the industry average)
to less than 10%*;

Trials with other leading global institutions and payment processors are underway this quarter with similar or better results expected;

Average detection time was between 300ms and 600ms which meets the stringent industry processing requirements for real-time card transaction processing;

GPS (Global Positioning System) does not meet real-time processing requirements because of latency issues and can result in low-accuracy for POS transactions; moreover, it is considered an invasion of privacy.

ValidSoft will achieve certification in terms of compliance with stringent
EU Data Protection and Data Privacy Legislation. ValidSoft will be the only security software company in the world to achieve this
certification.

ValidSoft Benefits
Combating Online Banking Fraud

VALid® is designed specifically to combat the most advanced online fraudulent  techniques including Man-in-the-Middle and Man-in-the-
Browser

Multi-channel support: Internet Banking, Phone Banking, M-Banking and Remote Access

Non-repudiation, Mutual Authentication and Transaction Verification

Incorporates its own leading-edge Voice Verification engine

Can integrate with VALid-POS® for Location intelligence

Proven ease-of-use and customer friendly interface

Winner of Australian Money Magazine’s “Best of the Best” award

2010 Milestones – ValidSoft*

Q1 2010

Q2

Q3

Q4

Q1 & Q2

Partner with global telecommunications provider

Launch product with major European Card Processor

Launch product with global Emerging Markets Financial Institution

Complete trials with UK/European Financial Institutions

Receive European Privacy Seal

Sign contract with major international telecom provider form access to global signaling network

Officially launch VALid-POS in Asia-Pacific

Officially launch VALid-POS in the US

Q3 & Q4

Product Launch – Card Not Present Solutions

Complete CNP trials with US Financial Institutions

Convert new trial banks into licensed customers

Sign partnerships with international credit card
processors

Complete agreements with European and US
banks

Contact Us

Corporate Headquarters

Steven van der Velden
steven.vandervelden@elephanttalk.com
Schiphol Boulevard 249
1118 BH Schiphol
The Netherlands
Phone: +31 20 653 59 16
www.elephanttalk.com

North American Office

Steve Gersten
Tampa, Florida
steve.gersten@validsoft.com
Phone: (813)334-9745
www.validsoft.com

Investor Relations

Alliance Advisors, LLC
Alan Sheinwald, President
Phone: (914) 669-0222
asheinwald@allianceadvisors.net

The Verrazano Group, LLC
Steve Chizzik, President
Phone: (908) 688-9111
steve@theverrazanogroup.com